UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2009

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1493152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16801 W. 116th Street Lenexa, Kansas	66219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2009, ICOP Digital, Inc. (NASDAQ: ICOP) and JPS Communications Inc., a wholly-owned subsidiary of Raytheon Company (NYSE: RTN) entered into a five year agreement enabling Raytheon to co-brand and market ICOP mobile video solutions to all of their existing markets, including; public safety, fire/EMS, transportation and military customers worldwide. The agreement grants Raytheon the right to resell ICOP products, including but not limited to, the ICOP Model 20/20®-W, ICOP 20/20 VISION™, ICOP Model 4000™, ICOP LIVE™ and ICOP iVAULT™.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.1	ICOP Reseller Agreement between ICOP Digital, Inc. and JPS Communications Inc. dated July 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

July 21, 2009	By:	/s/ David C. Owen
	Name:	David C. Owen
	Title:	Chief Executive Officer

EXHIBIT INDEX

10.1	ICOP Reseller Agreement between ICOP Digital, Inc. and JPS Communications Inc. dated July 15, 2009.